SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 19, 2005

Prentiss Properties Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	1-14516	75-2661588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3890 W. Northwest Hwy., Suite 400

Dallas, Texas 75220

(Address and Zip Code of Principal Executive Offices)

(214) 654-0886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 19, 2005, we filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”), which furnished to the SEC (a) the Press Release of Prentiss Properties Trust (the “Company”) dated April 18, 2005, announcing the results of operations of the Company for the quarter ended March 31, 2005, as Exhibit 99.1, and (b) Supplemental Operating & Financial Data of the Company for the quarter ended March 31, 2005, as Exhibit 99.2. Pages 23 through 31, 35 and 36 of the Supplemental Operating & Financial Data of the Company for the quarter ended March 31, 2005, attached as Exhibit 99.2 to the original Current Report on Form 8-K, were inadvertently omitted from such Exhibit 99.2. This Amendment to Form 8-K is being filed to correct that omission and refurnish to the SEC, in its entirety, the Supplemental Operating & Financial Data of the Company for the quarter ended March 31, 2005, including the previously omitted pages, and the Press Release of the Company dated April 18, 2005, announcing the results of operations of the Company for the quarter ended March 31, 2005. Other than including the previously omitted pages 23 through 31, 35 and 36 from the Supplemental Operating & Financial Data of the Company for the quarter ended March 31, 2005, this Form 8-K/A is unchanged from our previously filed Form 8-K, filed on April 19, 2005.

Item 2.02.	Disclosure of Results of Operations and Financial Condition.

On April 18, 2005, we issued a press release regarding our results of operations for the quarter ended March 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1. In addition, we posted on our web site supplemental information regarding our operations for the quarter ended March 31, 2005, a copy of which is attached hereto as Exhibit 99.2.

At 10:00 am central daylight savings time on April 19, 2005, we will hold our earnings conference call for the quarter ended March 31, 2005.

The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	EXHIBITS

Exhibit Number	Description
99.1	Press Release of the Company dated April 18, 2005, announcing the results of operations of the Company for the quarter ended March 31, 2005.

99.2	Supplemental Operating & Financial Data of the Company for the quarter ended March 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prentiss Properties Trust

Date: April 20, 2005	By:	/s/ GREGORY S. IMHOFF
Gregory S. Imhoff
Senior Vice President and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated April 18, 2005, announcing the results of operations of the Company for the quarter ended March 31, 2005.

99.2	Supplemental Operating & Financial Data of the Company for the quarter ended March 31, 2005.